SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JULY 31, 2003


                              COASTAL BANCORP, INC.
               (Exact name of registrant as specified in charter)

          TEXAS                    0-24526                 76-0428727
          -----                    -------                 ----------
   (State or other         (Commission File Number)      (IRS Employer
     jurisdiction                                       Identification No.)
   of incorporation)



5718 WESTHEIMER, SUITE 600, HOUSTON, TEXAS                                 77057
------------------------------------------                         -------------
(Address of principal executive offices)                              (Zip Code)


Registrant's  telephone  number  including  area  code:
(713)  435-5000



(Former  name  or  former  address,  if  changed  since  last  report):
NOT  APPLICABLE

ITEM  5.  OTHER  EVENTS  AND  REQUIRED  FD  DISCLOSURE.

     HOUSTON (July 31, 2003) - Coastal Bancorp, Inc. (NASDAQ: CBSA) announced today that on July 24, 2003, its Board of Directors voted to increase the second quarter of 2003 common stock dividend by 25% over the previous quarter's. The $0.15 cash dividend will be paid on June 15, 2003 to shareholders of record as of August 15, 2003. Future dividend payments will be determined by the Board of Directors based on the company's results of operations, financial condition, general economic conditions and other factors.
     At June 30, 2003, Coastal had total assets of approximately $2.5 billion, deposits of approximately $1.6 billion, Series A Cumulative Preferred Stock of $27.5 million and common stockholders' equity of approximately $130.8 million.
     Coastal Bancorp, Inc. owns, through its wholly-owned subsidiary, Coastal Banc Holding Company, Inc., 100 percent of the voting stock of Coastal Banc ssb, a Texas-chartered FDIC insured, state savings bank headquartered in Houston. Coastal Banc ssb operates 44 branch offices in metropolitan Houston, Austin, Corpus Christi, the Rio Grande Valley and small cities in the southeast quadrant of Texas. You can visit our website at www.coastalbanc.com (which is not part of this release).
     "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this release which are not historical facts contain forward looking statements with respect to plans, projections or future performance of Coastal, the occurrence of which involve certain risks and uncertainties. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in Coastal Bancorp, Inc.'s Securities and Exchange Commission filings. Investors are cautioned that any such forward looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward looking statements. Furthermore, Coastal does not intend (and is not obligated) to update publicly any forward-looking statement.


ITEM  7.   FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION AND
           --------------------------------------------------------------
           EXHIBITS.
           --------

          (c)     The  following  exhibit  is  filed  herewith:

Exhibit  No.                                   Description
------------                                   -----------

99.1                                   Press  Release  dated  July  31,  2003.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July  31,  2003          COASTAL  BANCORP,  INC.


                               /s/  Catherine  N.  Wylie
                               --------------------------
                               By:  Catherine  N.  Wylie
                               Senior  Executive  Vice  President/
                               Chief  Financial  Officer

                              COASTAL BANCORP, INC.




                                  EXHIBIT 99.1


               PRESS RELEASE OF THE REGISTRANT DATED JULY 31, 2003

                                                                    NEWS RELEASE
     FOR  IMMEDIATE  RELEASE

     HOUSTON (July 31, 2003) - Coastal Bancorp, Inc. (NASDAQ: CBSA) announced today that on July 24, 2003, its Board of Directors voted to increase the second quarter of 2003 common stock dividend by 25% over the previous quarter's. The $0.15 cash dividend will be paid on June 15, 2003 to shareholders of record as of August 15, 2003. Future dividend payments will be determined by the Board of Directors based on the company's results of operations, financial condition, general economic conditions and other factors.
     At June 30, 2003, Coastal had total assets of approximately $2.5 billion, deposits of approximately $1.6 billion, Series A Cumulative Preferred Stock of $27.5 million and common stockholders' equity of approximately $130.8 million.
     Coastal Bancorp, Inc. owns, through its wholly-owned subsidiary, Coastal Banc Holding Company, Inc., 100 percent of the voting stock of Coastal Banc ssb, a Texas-chartered FDIC insured, state savings bank headquartered in Houston. Coastal Banc ssb operates 44 branch offices in metropolitan Houston, Austin, Corpus Christi, the Rio Grande Valley and small cities in the southeast quadrant of Texas. You can visit our website at www.coastalbanc.com (which is not part of this release).
     "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this release which are not historical facts contain forward looking statements with respect to plans, projections or future performance of Coastal, the occurrence of which involve certain risks and uncertainties. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in Coastal Bancorp, Inc.'s Securities and Exchange Commission filings. Investors are cautioned that any such forward looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward looking statements. Furthermore, Coastal does not intend (and is not obligated) to update publicly any forward-looking statement.
                                     # # # #